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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 11, 1999
                                                          --------------


                       Chase Mortgage Finance Corporation
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                 (Exact name of registrant specified in Charter)

   Delaware                         333-56081                     52-1495132
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(State or other                    (Commission                  (IRS Employee
jurisdiction of                    File Number)              Identification No.)
incorporation)

         343 Thornall Street
              Edison, NJ                                              08837
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(Address of principal executive offices)                            Zip Code

           Registrant's telephone, including area code: (732) 205-0600



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         (Former name and former address, if changed since last report)



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ITEM 5.           Other Events
                  ------------

                  Filing of Collateral Term Sheets
                  --------------------------------

         Attached as Exhibit 99.1 are Collateral Term Sheets prepared by Chase Mortgage Finance Corporation in connection with the offering of Chase Mortgage Finance Corporation Multi-Class Mortgage Pass Through Certificates, Series 1999-S5.



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ITEM 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------

(99.1)                                      Collateral Term Sheets



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           Pursuant to the requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CHASE MORTGAGE FINANCE
                                                 CORPORATION

March 11, 1999

                                                 By:   /s/ Eileen A. Lindblom
                                                       ------------------------
                                                 Name:    Eileen A. Lindblom
                                                 Title:   Vice President



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                                INDEX TO EXHIBITS


Exhibit No.                Description
-----------                -----------

(99.1)                     Collateral Term Sheets